UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                811-21698

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

(Exact name of registrant as specified in charter)

One Corporate Center

                         Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                         Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Semiannual Report — June 30, 2013

Portfolio Management Team

To Our Shareholders,

For the six months ended June 30, 2013, the net asset value (“NAV”) total return of the GAMCO Global Gold, Natural Resources & Income Trust by Gabelli (the “Fund”) was (20.0)%, compared with total returns of 2.3% and (52.8)% for the Chicago Board Options Exchange (“CBOE”) Standard & Poor’s (“S&P”) 500 Buy/Write Index and the Philadelphia Gold & Silver Index, respectively. The total return for the Fund’s publicly traded shares was (18.8)%. The Fund’s NAV per share was $9.99, while the price of the publicly traded shares closed at $9.76 on the NYSE MKT. See below for additional performance information.

Enclosed are the schedule of investments and financial statements as of June 30, 2013.

Comparative Results

Average Annual Returns through June 30, 2013 (a) (Unaudited)					Since Inception (03/31/05)
	Year to Date	1 Year	3 Year	5 Year
GAMCO Global Gold, Natural Resources & Income Trust by Gabelli
NAV Total Return (b)	(19.96)%	(14.01)%	(2.06)%	(11.38)%	1.89%
Investment Total Return (c)	(18.83)	(17.90)	(4.69)	(10.57)	0.90
CBOE S&P 500 Buy/Write Index	2.25	5.29	10.82	3.34	4.08
Barclays Government/Credit Bond Index	(2.20)	(0.57)	3.83	5.26	4.98
Amex Energy Select Sector Index	10.89	20.58	18.66	(0.45)	9.56
Philadelphia Gold & Silver Index	(52.80)	(42.78)	(20.23)	(14.32)	(0.47)
(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The CBOE S&P 500 Buy/Write Index is an unmanaged index designed to reflect the return on a portfolio that consists of a long position in the stocks in the S&P 500 Index and a short position in a S&P 500 (SPX) call option. The Barclays Government/Credit Bond Index is a market value weighted index that tracks the performance of fixed rate, publicly placed, dollar denominated obligations. The Philadelphia Gold & Silver Index is an unmanaged indicator of stock market performance of large North American gold and silver companies, while the Amex Energy Select Sector Index is an unmanaged indicator of stock market performance of large U.S. companies involved in the development or production of energy products. Dividends and interest income are considered reinvested. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE MKT and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2013:

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Long Positions
Energy and Energy Services	52.3%
Metals and Mining	34.6%
U.S. Government Obligations	13.1%

100.0%

Short Positions
Call Options Written	(2.8)%
Put Options Written	(0.6)%

(3.4)%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Shareholder Meeting – May 13, 2013 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 13, 2013 at the Greenwich Library in Greenwich, Connecticut. At that meeting, common and preferred shareholders, voting together as a single class, elected Mario D’ Urso, Vincent D. Enright, and Michael J. Melarkey as Trustees of the Fund. A total of 86,286,073 votes, 86,678,077 votes, and 86,928,700 votes were cast in favor of these Trustees and a total of 4,274,321 votes, 3,882,317 votes, and 3,631,694 votes were withheld for these Trustees, respectively.

Anthony J. Colavita, James P. Conn, Frank J. Fahrenkopf, Jr., Salvatore M. Salibello, Anthonie C. van Ekris, and Salvatore J. Zizza continue to serve in their capacities as Trustees of the Fund.

We thank you for your participation and appreciate your continued support.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Schedule of Investments — June 30, 2013 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS — 86.5%
	Energy and Energy Services — 52.3%
355,000	Anadarko Petroleum Corp.(a)	$30,820,280	$30,505,150
344,500	Apache Corp.(a)	33,341,692	28,879,435
686,325	Baker Hughes Inc.(a)	34,375,302	31,660,172
840,000	BG Group plc	19,366,686	14,290,018
585,000	BP plc, ADR(a)	26,556,102	24,417,900
100,000	Cameron International Corp.†(a)	6,181,200	6,116,000
637,500	Canadian Natural Resources Ltd.	21,553,305	18,015,750
500,000	Canadian Oil Sands Ltd.	11,677,736	9,256,442
200,000	Cheniere Energy Inc.†(a)	5,435,640	5,552,000
300,000	Chesapeake Energy Corp.(a)	6,133,830	6,114,000
790,000	Cobalt International Energy Inc.†(a)	22,169,625	20,990,300
140,000	Concho Resources Inc.†	11,993,436	11,720,800
455,000	Devon Energy Corp.(a)	27,040,816	23,605,400
200,000	Encana Corp.	3,700,895	3,388,000
220,000	EOG Resources Inc.	28,152,706	28,969,600
3,075,330	Glencore Xstrata plc	20,209,117	12,729,682
415,000	Halliburton Co.(a)	16,935,510	17,313,800
240,000	Hess Corp.	16,374,209	15,957,600
100,000	Imperial Oil Ltd.	3,894,793	3,817,629
600,000	Marathon Oil Corp.	20,400,300	20,748,000
200,000	Murphy Oil Corp.	12,200,380	12,178,000
529,600	Nabors Industries Ltd.(a)	11,891,994	8,108,176
350,000	National Oilwell Varco Inc.	27,085,067	24,115,000
400,000	Noble Corp.(a)	14,794,280	15,032,000
250,000	Noble Energy Inc.	14,637,020	15,010,000
170,000	Occidental Petroleum Corp.	15,349,224	15,169,100
507,000	Petroleo Brasileiro SA, ADR(a)	19,291,390	6,803,940
450,000	QEP Resources Inc.	13,322,975	12,501,000
2,000	Royal Dutch Shell plc, Cl. A	71,713	63,880
320,100	Schlumberger Ltd.(a)	24,928,941	22,938,366
100,000	SM Energy Co.	5,742,000	5,998,000
500,000	Statoil ASA, ADR	10,480,000	10,345,000
739,500	Suncor Energy Inc.(a)	24,445,400	21,807,855
1,750,000	Talisman Energy Inc.	29,833,303	20,002,500
120,000	Technip SA	13,212,731	12,184,938
350,000	The Williams Companies Inc.	12,360,495	11,364,500
510,000	Total SA, ADR	27,650,772	24,837,000
221,800	Transocean Ltd.(a)	12,537,535	10,635,310
300,000	Tullow Oil plc	6,577,663	4,567,440
140,000	Valero Energy Corp.(a)	5,689,376	4,867,800
1,635,500	Weatherford International Ltd.†(a)	29,692,673	22,406,350
200,000	Western Refining Inc.	7,163,220	5,614,000
173,900	Whiting Petroleum Corp.†	9,019,411	8,015,051

		714,290,743	628,612,884

Shares		Cost	Market Value
	Metals and Mining — 34.2%
770,000	Agnico Eagle Mines Ltd.(a)	$40,395,286	$21,205,800
600,000	Alacer Gold Corp.	4,426,389	1,266,521
160,000	Allied Nevada Gold Corp.†(a)	6,324,800	1,036,800
393,000	Anglo American plc	18,728,599	7,567,349
1,053,500	AngloGold Ashanti Ltd., ADR(a)	39,700,414	15,065,050
879,180	Antofagasta plc	18,592,651	10,630,714
1,630,000	Barrick Gold Corp.(a)	67,004,299	25,656,200
160,000	BHP Billiton Ltd., ADR	12,477,536	9,225,600
1,070,000	Centamin plc†	1,932,512	503,613
859,105	Comstock Mining Inc.†	1,683,049	1,417,523
250,000	Detour Gold Corp.†	6,689,602	1,961,111
1,100,000	Duluth Metals Ltd.†	2,601,986	1,443,377
3,100,000	Eldorado Gold Corp.(a)	45,421,073	19,188,932
407,400	Franco-Nevada Corp.	23,114,311	14,584,587
62,500	Franco-Nevada Corp.(b)	3,027,870	2,237,449
754,400	Freeport-McMoRan Copper & Gold Inc.(a)	31,089,086	20,828,984
538,500	Fresnillo plc	5,832,997	7,223,901
2,858,400	Gold Fields Ltd., ADR(a)	34,395,750	15,006,600
148,900	Gold Resource Corp.	1,772,332	1,296,919
1,400,000	Goldcorp Inc.(a)	58,108,385	34,622,000
1,321,600	Harmony Gold Mining Co. Ltd., ADR(a)	13,786,639	5,035,296
1,768,800	Hochschild Mining plc	10,045,662	4,177,993
195,000	Hummingbird Resources plc†	510,798	73,405
300,000	Iluka Resources Ltd.	2,837,763	2,740,915
2,115,500	Kinross Gold Corp., New York(a)	31,098,990	10,789,050
3,592	Kinross Gold Corp., Toronto(a)	68,647	18,409
635,000	Kirkland Lake Gold Inc.†	7,730,592	2,668,727
250,600	Lundin Mining Corp., OTC†(a)	2,134,634	957,292
1,400,000	Lundin Mining Corp., Toronto†(a)	9,916,584	5,324,712
375,000	Medusa Mining Ltd.	1,944,849	529,869
1,826,725	Newcrest Mining Ltd.	49,906,587	17,299,086
824,500	Newmont Mining Corp.(a)	47,466,345	24,693,775
1,706,600	Osisko Mining Corp.†	14,361,751	5,647,017
511	PanAust Ltd.	2,148	853
211,300	Peabody Energy Corp.(a)	12,890,871	3,093,432
450,000	Perseus Mining Ltd.†	1,453,814	209,660
400,000	Perseus Mining Ltd.†(c)	1,379,060	186,365
488,000	Randgold Resources Ltd., ADR(a)	54,460,530	31,256,400
1,333,529	Red 5 Ltd.†	2,157,723	378,071
466,000	Rio Tinto plc, ADR(a)	27,241,341	19,143,280
2,800,000	Romarco Minerals Inc.†	2,582,584	1,251,308
455,077	Royal Gold Inc.	39,800,581	19,149,640
5,000,000	Saracen Mineral Holdings Ltd.†	2,195,639	525,868

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Schedule of Investments (Continued) — June 30, 2013 (Unaudited)

Shares			Cost	Market Value
		COMMON STOCKS (Continued)
		Metals and Mining (Continued)
500,000		SEMAFO Inc.	$3,145,726	$736,902
1,060,000		Silver Lake Resources Ltd.†	3,200,984 576,808
500,000		Silver Wheaton Corp.	12,503,000	9,835,000
120,000		Tahoe Resources Inc.†	2,150,289	1,701,246
640,581		Turquoise Hill Resources Ltd.†	8,938,776	3,798,645
484,097		Vale SA, ADR(a)	13,843,667	6,365,875
108,475		Vale SA, Cl. P, ADR	1,749,992	1,319,056
207,000		Witwatersrand Consolidated Gold Resources Ltd.†	1,645,433	209,407
1,950,000		Yamana Gold Inc.(a)	34,246,320	18,544,500

			840,717,246	410,206,892

		TOTAL COMMON STOCKS	1,555,007,989	1,038,819,776

		RIGHTS — 0.0%
		Energy and Energy Services — 0.0%
3,800		CVR Energy Inc., expire 08/19/13†	0	190

		WARRANTS — 0.0%
		Metals and Mining — 0.0%
66,667		Duluth Metals Ltd., expire 07/31/13†(b)(d)	0	0
15,000		Franco-Nevada Corp., expire 06/16/17†	0	48,493

		TOTAL WARRANTS	0	48,493

Principal Amount
		CONVERTIBLE CORPORATE BONDS — 0.4%
		Metals and Mining — 0.4%
$2,800,000		Detour Gold Corp., Cv. 5.500%, 11/30/17	2,800,000	2,489,816
600,000		Kirkland Lake Gold Inc., Cv. 7.500%, 12/31/17	611,154	539,127
1,500,000	(e)	Wesdome Gold Inc. 7.000%, 05/24/17(c)(d)	1,473,695	1,212,323

		TOTAL CONVERTIBLE CORPORATE BONDS	4,884,849	4,241,266

		CORPORATE BONDS — 0.0%
		Energy and Energy Services — 0.0%
500,000		Tesoro Corp., 9.750%, 06/01/19	486,455	555,000

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 13.1%
$157,755,000	U.S. Treasury Bills, 0.041% to 0.120%††, 07/11/13 to 12/05/13(f)	$157,728,083	$157,734,630

TOTAL INVESTMENTS — 100.0%		$1,718,107,376	1,201,399,355

CALL OPTIONS WRITTEN (Premiums received $49,729,210)			(33,571,907)
PUT OPTIONS WRITTEN
(Premiums received $5,335,933)			(6,738,200)
Other Assets and Liabilities (Net)			(23,711,168)

PREFERRED STOCK
(3,981,600 preferred shares outstanding)			(99,540,000)

NET ASSETS — COMMON STOCK
(103,866,515 common shares outstanding)			$1,037,838,080

NET ASSET VALUE PER COMMON SHARE
($1,037,838,080 ÷ 103,866,515 shares outstanding)			$9.99

Number of Contracts		Expiration Date/ Exercise Price	Market Value
	OPTIONS CONTRACTS WRITTEN (g) — (3.4)%
	Call Options Written — (2.8)%
445	Agnico Eagle Mines Ltd.	Aug. 13/37.50	$7,565
1,550	Agnico Eagle Mines Ltd.	Aug. 13/50	4,650
4,050	Agnico Eagle Mines Ltd.	Nov. 13/35	405,000
3,000	Agnico Eagle Mines Ltd.	Nov. 13/37.50	213,000
6,000	Alacer Gold Corp.(h)	Oct. 13/4	114,101
800	Allied Nevada Gold Corp.	Sep. 13/7.50	48,000
800	Allied Nevada Gold Corp.	Dec. 13/9	56,000
2,250	Anadarko Petroleum Corp.	Aug. 13/85	1,023,750
900	Anadarko Petroleum Corp.	Aug. 13/87.50	299,700
400	Anadarko Petroleum Corp.	Nov. 13/87.50	231,000
293	Anglo American plc(i)	Sep. 13/1500	7,353
100	Anglo American plc(i)	Sep. 13/2000	3,802
10,535	AngloGold Ashanti Ltd., ADR	Oct. 13/14	1,580,250
862	Apache Corp.	Jul. 13/87.50	43,962
1,291	Apache Corp.	Oct. 13/85	548,675
1,292	Apache Corp.	Oct. 13/90	290,054
6,863	Baker Hughes Inc.	Jul. 13/46	1,098,080
11,625	Barrick Gold Corp.	Oct. 13/23	325,500
4,650	Barrick Gold Corp.	Oct. 13/25	83,700
840	BG Group plc(i)	Sep. 13/1150	453,550
1,600	BHP Billiton Ltd., ADR	Aug. 13/77.50	6,400
2,000	BP plc, ADR	Oct. 13/42	357,000
3,850	BP plc, ADR	Oct. 13/43	519,750

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Schedule of Investments (Continued) — June 30, 2013 (Unaudited)

Number of Contracts		Expiration Date/ Exercise Price	Market Value
	OPTIONS CONTRACTS WRITTEN (g) (Continued)
	Call Options Written (Continued)
1,000	Cameron International Corp.	Nov. 13/65	$310,000
2,000	Canadian Natural Resources Ltd.	Sep. 13/31	110,000
2,500	Canadian Oil Sands Ltd.(h)	Jul. 13/22	9,508
2,500	Canadian Oil Sands Ltd.(h)	Oct. 13/21	59,428
2,000	Cheniere Energy Inc.	Dec. 13/28	625,000
3,000	Chesapeake Energy Corp.	Oct. 13/21	382,500
400	Cobalt International Energy Inc.	Jul. 13/27.50	18,000
1,000	Cobalt International Energy Inc.	Jul. 13/30	10,000
4,000	Cobalt International Energy Inc.	Oct. 13/27.50	970,000
600	Cobalt International Energy Inc.	Oct. 13/30	90,000
1,900	Cobalt International Energy Inc.	Jan. 14/30	446,500
700	Concho Resources Inc.	Sep. 13/95	110,250
700	Concho Resources Inc.	Dec. 13/85	521,500
2,500	Detour Gold Corp.(h)	Jul. 13/26	11,885
3,600	Devon Energy Corp.	Jul. 13/57.50	28,800
925	Devon Energy Corp.	Jul. 13/62.50	3,237
31,000	Eldorado Gold Corp.(h)	Nov. 13/8	1,208,520
2,000	Encana Corp.	Oct. 13/20	55,000
950	EOG Resources Inc.	Jul. 13/130	470,250
500	EOG Resources Inc.	Oct. 13/125	642,500
750	EOG Resources Inc.	Oct. 13/130	742,500
4,699	Franco-Nevada Corp.(h)	Oct. 13/40	714,881
3,570	Freeport-McMoRan Copper & Gold Inc.	Aug. 13/36	14,280
1,999	Freeport-McMoRan Copper & Gold Inc.	Aug. 13/37	4,998
1,975	Freeport-McMoRan Copper & Gold Inc.	Sep. 13/27	387,100
3,000	Glencore Xstrata plc(i)	Sep. 13/340	96,961
8,110	Gold Fields Ltd., ADR	Oct. 13/6	178,420
20,474	Gold Fields Ltd., ADR	Nov. 13/6	412,960
1,000	Goldcorp Inc.	Jul. 13/32	5,000
1,600	Goldcorp Inc.	Jul. 13/33	4,800
6,000	Goldcorp Inc.	Jul. 13/34	21,000
1,500	Goldcorp Inc.	Oct. 13/32	70,500
3,900	Goldcorp Inc.	Oct. 13/33	183,300
2,000	Halliburton Co.	Jul. 13/40	480,000
750	Halliburton Co.	Jul. 13/41	117,750
1,400	Halliburton Co.	Oct. 13/43	291,900
9,912	Harmony Gold Mining Co. Ltd., ADR	Nov. 13/3	966,420
3,304	Harmony Gold Mining Co. Ltd., ADR	Nov. 13/4	156,940

Number of Contracts		Expiration Date/ Exercise Price	Market Value
2,400	Hess Corp.	Aug. 13/62.50	$1,302,000
1,000	Imperial Oil Ltd.(h)	Aug. 13/40	128,839
8,691	Kinross Gold Corp.	Nov. 13/5	556,224
12,500	Kinross Gold Corp.	Jan. 14/5	887,500
4,000	Kirkland Lake Gold Inc.(h)	Jul. 13/8	38,034
11,506	Lundin Mining Corp.(h)	Oct. 13/4.50	218,808
6,000	Marathon Oil Corp.	Oct. 13/34	1,452,000
1,000	Murphy Oil Corp.	Aug. 13/62.50	165,000
1,000	Murphy Oil Corp.	Oct. 13/62.50	277,500
5,296	Nabors Industries Ltd.	Sep. 13/17	291,280
1,200	National Oilwell Varco Inc.	Aug. 13/70	272,400
1,100	National Oilwell Varco Inc.	Aug. 13/75	73,700
1,200	National Oilwell Varco Inc.	Nov. 13/77.50	194,400
370,000	Newcrest Mining Ltd.(j)	Jul. 13/24	1,557
1,000	Newmont Mining Corp.	Aug. 13/37	18,000
7,245	Newmont Mining Corp.	Sep. 13/37	297,045
700	Noble Corp.	Sep. 13/40	100,100
1,700	Noble Corp.	Dec. 13/38	535,500
2,500	Noble Energy Inc.	Nov. 13/57.50	1,375,000
1,450	Occidental Petroleum Corp.	Aug. 13/87.50	630,750
250	Occidental Petroleum Corp.	Nov. 13/90	130,000
10,000	Osisko Mining Corp.(h)	Jul. 13/7	57,050
7,000	Osisko Mining Corp.(h)	Oct. 13/6	56,575
1,426	Petroleo Brasileiro SA, ADR	Oct. 13/19	8,556
2,324	Petroleo Brasileiro SA, ADR	Oct. 13/20	10,458
4,500	QEP Resources Inc.	Dec. 13/30	697,500
2,440	Randgold Resources Ltd., ADR	Dec. 13/90	329,400
1,500	Rio Tinto plc, ADR	Jul. 13/50	15,000
1,500	Rio Tinto plc, ADR	Jul. 13/57.50	7,500
1,660	Rio Tinto plc, ADR	Jul. 13/60	8,300
4,551	Royal Gold Inc.	Oct. 13/60	261,682
800	Schlumberger Ltd.	Aug. 13/75	93,600
900	Schlumberger Ltd.	Aug. 13/77.50	47,700
500	Schlumberger Ltd.	Aug. 13/80	12,500
600	Schlumberger Ltd.	Aug. 13/82.50	7,200
400	Schlumberger Ltd.	Nov. 13/72.50	156,000
5,000	Silver Wheaton Corp.	Dec. 13/29	292,500
1,000	SM Energy Co.	Aug. 13/60	340,000
5,000	Statoil ASA	Oct. 13/22.50	200,000
1,250	Suncor Energy Inc.	Sep. 13/33	37,500
1,200	Tahoe Resources Inc.(h)	Oct. 13/18	91,281
5,000	Talisman Energy Inc.	Jul. 13/12	100,000
10,000	Talisman Energy Inc.	Jul. 13/13	100,000
2,500	Talisman Energy Inc.	Oct. 13/12	193,750
1,200	Technip SA(k)	Sep. 13/84	412,360
3,500	The Williams Companies Inc.	Aug. 13/35	199,500
1,000	Total SA, ADR	Aug. 13/55	15,000
4,100	Total SA, ADR	Jan. 14/52.50	440,750
2,218	Transocean Ltd.	Nov. 13/57.50	129,753

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Schedule of Investments (Continued) — June 30, 2013 (Unaudited)

Number of Contracts		Expiration Date/ Exercise Price	Market Value
	OPTIONS CONTRACTS WRITTEN (g) (Continued)
	Call Options Written (Continued)
3,000	Turquoise Hill Resources Ltd.	Dec. 13/7	$147,000
3,000	Turquoise Hill Resources Ltd.	Dec. 13/8	105,000
1,400	Valero Energy Corp.	Sep. 13/43	37,800
6,150	Weatherford International Ltd.	Aug. 13/16	89,175
4,000	Weatherford International Ltd.	Nov. 13/14	472,000
1,000	Western Refining Inc.	Sep. 13/35	35,000
989	Whiting Petroleum Corp.	Sep. 13/50	173,075
750	Whiting Petroleum Corp.	Dec. 13/50	243,750
1,750	Yamana Gold Inc.	Jul. 13/14	4,375
8,750	Yamana Gold Inc.	Sep. 13/13	131,250
3,500	Yamana Gold Inc.	Oct. 13/13	87,500
1,000	Yamana Gold Inc.	Oct. 13/14	17,000
3,500	Yamana Gold Inc.	Oct. 13/15	38,500
1,000	Yamana Gold Inc.	Jan. 14/12	70,000

	TOTAL CALL OPTIONS WRITTEN (Premiums received $49,729,210)		33,571,907

	Put Options Written — (0.6)%
1,000	BP plc, ADR	Jul. 13/41	34,000
2,000	Cameron International Corp.	Aug. 13/60	450,000
2,000	Cheniere Energy Inc.	Dec. 13/24	309,000
2,000	Cobalt International Energy Inc.	Jan. 14/22.50	400,000
1,000	CVR Energy Inc.	Dec. 13/41	325,000
1,000	Devon Energy Corp.	Jul. 13/55	345,000
3,000	Encana Corp.	Jul. 13/18	360,000
500	EOG Resources Inc.	Oct. 13/125	316,250
2,000	Franco-Nevada Corp.(h)	Jul. 13/50	2,372,350
1,500	Halliburton Co.	Jul. 13/36	9,000
800	Hess Corp.	Nov. 13/67.50	446,000
900	National Oilwell Varco Inc.	Aug. 13/67.50	192,600
1,000	Noble Corp.	Dec. 13/35	248,000
2,000	Sasol Ltd., ADR.	Dec. 13/40	320,000
1,000	The Williams Companies Inc.	Aug. 13/34	231,000
1,000	Whiting Petroleum Corp.	Sep. 13/47	380,000

	TOTAL PUT OPTIONS WRITTEN (Premiums received $5,335,933)		6,738,200

	TOTAL OPTIONS CONTRACTS WRITTEN (Premiums received $55,065,143)		$40,310,107

(a)	Securities, or a portion thereof, with a value of $344,192,452 were deposited with the broker as collateral for options written.
(b)

At June 30, 2013, the Fund held investments in restricted securities amounting to $2,237,449 or 0.19% of total investments, which were valued under methods approved by the Board of Trustees as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	06/30/13 Carrying Value Per Share
62,500	Franco-Nevada Corp.	08/01/12	$3,027,870	$35.7992
66,667	Duluth Metals Ltd., Warrants expire 07/31/13	08/19/11	—	—

(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, the market value of Rule 144A securities amounted to $1,398,688 or 0.12% of total investments.

(d)	Illiquid security.
(e)	Principal amount denoted in Canadian Dollars.
(f)	At June 30, 2013, $140,445,000 of the principal amount was pledged as collateral for options written.
(g)	At June 30, 2013, the Fund had entered into over-the-counter Option Contracts Written with Pershing LLC and Morgan Stanley.
(h)	Exercise price denoted in Canadian dollars.
(i)	Exercise price denoted in British pence.
(j)	Exercise price denoted in Australian dollars.
(k)	Exercise price denoted in Euros.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt

Geographic Diversification	% of Total Investments	Market Value
Long Positions
North America	73.2%	$879,726,685
Europe	18.7	224,862,272
South Africa	3.0	35,316,353
Asia/Pacific	2.6	31,673,096
Latin America	2.5	29,820,949

Total Investments	100.0%	$1,201,399,355

Short Positions
North America	(3.1)%	$(37,175,237)
Europe	(0.2)	(2,659,680)
Latin America	(0.1)	(310,294)
South Africa	(0.0)	(156,940)
Asia/Pacific	(0.0)	(7,956)

Total Investments	(3.4)%	$(40,310,107)

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets:
Investments, at value (cost $1,718,107,376)	$1,201,399,355
Deposit at brokers	9,728,506
Receivable for investments sold	53,760
Dividends and interest receivable	1,549,620
Deferred offering expense	93,287
Prepaid expense	16,692

Total Assets	1,212,841,220

Liabilities:
Call options written (premiums received $49,729,210)	33,571,907
Put options written (premiums received $5,335,933)	6,738,200
Foreign currency, payable to custodian (cost $1,338,589)	1,326,043
Payable to custodian	16,109,244
Distributions payable	69,125
Payable for investments purchased	15,720,176
Payable for investment advisory fees	990,655
Payable for offering expenses	288,754
Payable for preferred shares repurchased	197,968
Payable for payroll expenses	126,559
Payable for accounting fees	7,500
Other accrued expenses	317,009

Total Liabilities	75,463,140

Preferred Shares:
Series B Cumulative Preferred Shares (5.000%, $25 liquidation value, $0.001 par value, 4,000,000 shares authorized with 3,981,600 shares issued and outstanding)	99,540,000

Net Assets Attributable to Common Shareholders	$1,037,838,080

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$1,571,450,160
Distributions in excess of net investment income	(3,958,145)
Distributions in excess of net realized loss on investments, written options, and foreign currency transactions	(27,711,976)
Net unrealized depreciation on investments	(516,708,021)
Net unrealized appreciation on written options	14,755,036
Net unrealized appreciation on foreign currency translations	11,026

Net Assets	$1,037,838,080

Net Asset Value per Common Share:
($1,037,838,080 ÷ 103,866,515 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$9.99

Statement of Operations

For the Six Months Ended June 30, 2013

(Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $846,227)	$11,742,527
Interest	328,859

Total Investment Income	12,071,386

Expenses:
Investment advisory fees	6,468,283
Shareholder communications expenses	257,876
Trustees’ fees	109,942
Payroll expenses	103,250
Custodian fees	67,433
Legal and audit fees	65,077
Accounting fees	22,500
Shareholder services fees	12,975
Offering expense for issuance of common shares	6,517
Interest expense	604
Miscellaneous expenses	72,167

Total Expenses	7,186,624

Net Investment Income	4,884,762

Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency:
Net realized loss on investments	(10,015,997)
Net realized gain on written options	63,612,648
Net realized gain on foreign currency transactions	5,194

Net realized gain on investments, written options, and foreign currency transactions	53,601,845

Net change in unrealized appreciation/depreciation:
on investments	(314,385,131)
on written options	2,345,794
on foreign currency translations	22,978

Net change in unrealized appreciation/depreciation on investments, written options, and foreign currency translations	(312,016,359)

Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency	(258,414,514)

Net Decrease in Net Assets Resulting from Operations	(253,529,752)

Total Distributions to Preferred Shareholders	(3,109,195)

Net Decrease in Net Assets Attributable to Common Shareholders Resulting from Operations	$(256,638,947)

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Statement of Changes in Net Assets Attributable to Common Shareholders

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Operations:
Net investment income	$4,884,762	$4,032,086
Net realized gain on investments, written options, and foreign currency transactions	53,601,845	105,642,365
Net change in unrealized depreciation on investments, written options, and foreign currency translations	(312,016,359)	(92,409,159)

Net Increase/(Decrease) in Net Assets Resulting from Operations	(253,529,752)	17,265,292

Distributions to Preferred Shareholders:
Net investment income	(217,643)*	(98,207)
Net realized short term gain	(2,891,552)*	(5,588,930)
Net realized long term gain	—	(882,668)

Total Distributions to Preferred Shareholders	(3,109,195)	(6,569,805)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(256,638,947)	10,695,487

Distributions to Common Shareholders:
Net investment income	(4,392,639)*	(1,788,552)
Net realized short term gain	(42,462,174)*	(101,785,366)
Net realized long term gain	—	(16,075,107)
Return of capital	(26,355,833)*	(20,768,374)

Total Distributions to Common Shareholders	(73,210,646)	(140,417,399)

Fund Share Transactions:
Net increase in net assets from common shares issued in offering	36,639,558	342,349,325
Net increase in net assets from common shares issued upon reinvestment of distributions	4,927,371	9,844,212
Net increase in net assets from repurchase of preferred shares	64,940	—
Offering costs for preferred shares charged to paid-in capital	(3,543,255)	—

Net Increase in Net Assets from Fund Share Transactions	38,088,614	352,193,537

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	(291,760,979)	222,471,625

Net Assets Attributable to Common Shareholders:
Beginning of period	1,329,599,059	1,107,127,434

End of period (including undistributed net investment income of $0 and $0, respectively)	$1,037,838,080	$1,329,599,059

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012		2011		2010	2009	2008
Operating Performance:
Net asset value, beginning of period	$13.26		$14.70		$18.25		$15.91	$10.39	$29.48

Net investment income	0.05		0.11		0.11		0.17	0.12	0.10
Net realized and unrealized gain/(loss) on investments, swap contracts, written options, and foreign currency transactions	(2.55)		(0.01)		(2.00)		3.61	7.06	(17.18)

Total from investment operations	(2.50)		0.10		(1.89)		3.78	7.18	(17.08)

Distributions to Preferred Shareholders: (a)
Net investment income	(0.00	)*(b)	(0.00	)(b)	(0.00	)(b)	(0.03)	(0.11)	(0.08)
Net realized gain	(0.03	)*	(0.07)		(0.10)		(0.12)	(0.18)	(0.28)

Total distributions to preferred shareholders	(0.03)		(0.07)		(0.10)		(0.15)	(0.29)	(0.36)

Distributions to Common Shareholders:
Net investment income	(0.04	)*	(0.02)		(0.09)		(0.31)	(0.26)	(0.13)
Net realized gain	(0.42	)*	(1.36)		(1.54)		(1.37)	(0.45)	(0.48)
Return of capital	(0.26	)*	(0.24)		(0.05)			(0.97)	(1.07)

Total distributions to common shareholders	(0.72)		(1.62)		(1.68)		(1.68)	(1.68)	(1.68)

Fund Share Transactions:
Increase in net asset value from common share transactions	0.01		0.15		0.12		0.39	0.31	0.01
Increase in net asset value from repurchases of preferred shares	0.00	(b)	—		—		—	0.00 (b)	0.01
Offering costs for preferred shares charged to paid-in capital
	(0.03)		—		—		—	—	0.01

Total Fund share transactions	(0.02)		0.15		0.12		0.39	0.31	0.03

Net Asset Value, End of Period	$9.99		$13.26		$14.70		$18.25	$15.91	$10.39

NAV total return †	(19.96)%		1.36%		(11.00)%		27.25%	74.36%	(61.59)%

Market value, end of period	$9.76		$12.80		$14.11		$19.27	$16.34	$13.10

Investment total return ††	(18.83)%		1.82%		(18.98)%		30.77%	40.14%	(50.94)%

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Schedule of Investments (Continued)

Selected data for a share of beneficial interest outstanding throughout each period.

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares,end of period (in 000’s)	$1,137,378		$1,428,491	$1,206,020	$1,119,246	$620,047	$289,046
Net assets attributable to common shares, end of period (in 000’s)	$1,037,838		$1,329,599	$1,107,127	$1,020,354	$521,155	$190,109
Ratio of net investment income to average net assets attributable to common shares	0.82	%(c)	0.33%	0.16%	0.41%	1.44%	0.39%
Ratio of operating expenses to average net assets attributable to common shares (d)	1.20	%(c)	1.22%	1.27%	1.33%	1.78%	1.69%
Ratio of operating expenses to average net assets including liquidation value of preferred shares (d)	1.11	%(c)	1.12%	1.16%	1.17%	1.35%	1.37%
Portfolio turnover rate	26.6%		47.4%	66.4%	51.5%	61.0%	41.5%
Preferred Shares:
6.625% Series A Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	—		$98,892	$98,892	$98,892	$98,892	$98,937
Total shares outstanding (in 000’s)	—		3,956	3,956	3,956	3,956	3,957
Liquidation preference per share	—		$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (e)	—		$25.79	$26.10	$26.01	$24.60	$24.10
Asset coverage per share	—		$361.12	$304.88	$282.95	$156.75	$73.04
Asset coverage	—		1,444%	1,220%	1,132%	627%	292%
5.000% Series B Cumulative Preferred Stock			—	—	—	—	—
Liquidation value, end of period (in 000’s)	$99,540		—	—	—	—	—
Total shares outstanding (in 000’s)	3,982		—	—	—	—	—
Liquidation preference per share	$25.00		—	—	—	—	—
Average market value (e)	$23.50		—	—	—	—	—
Asset coverage per share	$286		—	—	—	—	—
Asset coverage	1,143%		—	—	—	—	—

†

Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.

††

Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the periods.
(b)	Amount represents less than $0.005 per share.
(c)	Annualized.
(d)

The Fund incurred interest expense during the year ended December 31, 2008. If interest expense had not been incurred, the ratio of operating expenses to average net assets attributable to common shares would have been 1.54% for 2008, the ratio of operating expenses to average net assets including liquidation value of preferred shares would have been 1.25%. For the six months ended June 30, 2013 and the years ended December 31, 2012, 2011, 2010, and 2009, the effect of interest expense was minimal.

(e)	Based on weekly prices.

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Notes to Financial Statements (Unaudited)

1. Organization. GAMCO Global Gold, Natural Resources & Income Trust by Gabelli (the “Fund”) is a non-diversified closed-end management investment company organized as a Delaware statutory trust on January 4, 2005 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on March 31, 2005.

The Fund’s primary investment objective is to provide a high level of current income. The Fund’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective. The Fund will attempt to achieve its objectives, under normal market conditions, by investing 80% of its assets in equity securities of companies principally engaged in the gold and natural resources industries. As part of its investment strategy, the Fund intends to earn income through an option strategy of writing (selling) covered call options on equity securities in its portfolio. The Fund anticipates that it will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, mining, fabrication, processing, distribution, or trading of gold, or the financing, managing and controlling, or operating of companies engaged in “gold related” activities (“Gold Companies”). In addition, the Fund anticipates that it will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, production, or distribution of natural resources, such as gas and oil, paper, food and agriculture, forestry products, metals, and minerals as well as related transportation companies and equipment manufacturers (“Natural Resources Companies”). The Fund may invest in the securities of companies located anywhere in the world.

The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Notes to Financial Statements (Unaudited) (Continued)

does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
—	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of June 30, 2013 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Other Significant Unobservable Inputs	Total Market Value at 6/30/13
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Energy Services	$ 628,612,884	—	—	$ 628,612,884
Metals and Mining	392,529,735	$ 17,299,086	$378,071	410,206,892
Total Common Stocks	1,021,142,619	17,299,086	378,071	1,038,819,776
Rights(a)	—	—	190	190
Warrants(a)	48,493	—	0	48,493
Convertible Corporate Bonds(a)	2,489,816	1,751,450	—	4,241,266
Corporate Bonds(a)	—	555,000	—	555,000
U.S. Government Obligations	—	157,734,630	—	157,734,630
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,023,680,928	$177,340,166	$378,261	$1,201,399,355

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Notes to Financial Statements (Unaudited) (Continued)

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Other Significant Unobservable Inputs	Total Market Value at 6/30/13
INVESTMENTS IN SECURITIES:
LIABILITIES (Market Value):
EQUITY CONTRACTS:
Call Options Written	$(14,630,102)	$(18,941,805)	—	$(33,571,907)
Put Options Written	(1,412,000)	(5,326,200)	—	(6,738,200)
TOTAL INVESTMENTS IN SECURITIES – LIABILITIES	$(16,042,102)	$(24,268,005)	—	$(40,310,107)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have material transfers among Level 1, Level 2, and Level 3 during the six months ended June 30, 2013. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract,

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Notes to Financial Statements (Unaudited) (Continued)

or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at June 30, 2013, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.

In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money,

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Notes to Financial Statements (Unaudited) (Continued)

and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. Option positions at June 30, 2013 are reflected within the Schedule of Investments.

The Fund’s volume of activity in equity options contracts during the six months ended June 30, 2013 had an average monthly market value of approximately $43,991,397. Please refer to Note 4 for option activity during the six months ended June 30, 2013.

At June 30, 2013, the Fund’s derivative liabilities (by type) are as follows:

	Gross Amounts of Recognized Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Liabilities
Written Options	$40,310,107	—	$40,310,107

The following table presents the Fund’s derivative liabilities by counterparty net of the amount available for offset under a master netting agreement, and net of the related collateral received by the Fund as of June 30, 2013:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Counterparty
Pershing LLC	$36,625,614	$(36,625,614)	—	—
Morgan Stanley	3,684,493	(3,684,493)	—	—

Total	$40,310,107	$(40,310,107)	—	—

As of June 30, 2013, the value of equity option positions can be found in the Statement of Assets and Liabilities under Liabilities, Call options written and Put options written. For the six months ended June 30, 2013, the effect of equity option positions can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency, Net realized gain on written options and Net change in unrealized appreciation/depreciation on written options.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. Due to the recent amendments to Rule 4.5 under the CEA, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Notes to Financial Statements (Unaudited) (Continued)

Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At June 30, 2013, there were no short sales outstanding.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Notes to Financial Statements (Unaudited) (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

Distributions to shareholders of the Fund’s 6.625% Series A Cumulative Preferred Shares (“Series A Preferred”) and 5.000% Series B Cumulative Preferred Shares (“Series B Preferred”) are accrued on a daily basis.

The tax character of distributions paid during the year ended December 31, 2012 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$103,573,918	$5,687,137
Net long term capital gains	16,075,107	882,668
Return of capital	20,768,374	—

Total distributions paid	$140,417,399	$6,569,805

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Notes to Financial Statements (Unaudited) (Continued)

As of December 31, 2012, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized depreciation on investments, written options, and foreign currency translations	$(227,647,916)
Qualified late year loss deferral*	(2,361,211)
Other temporary differences**	(109,193)

Total	$(230,118,320)

*

Under the current law, qualified late year losses realized after October 31 and prior to the Fund’s year end may be elected as occurring on the first day of the following year. For the year ended December 31, 2012, the Fund elected to defer $2,361,211 of late year long term capital losses.

**	Other temporary differences are primarily due to adjustments on preferred share class distribution payables.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law.

The following summarizes the tax cost of investments, written options, and the related net unrealized appreciation/depreciation at June 30, 2013:

	Cost/ Premiums	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/Depreciation
Investments	$1,755,340,972	$4,040,621	$(557,982,238)	$(553,941,617)
Written options	(55,065,143)	20,740,786	(5,985,750)	14,755,036

		$24,781,407	$(563,967,988)	$(539,186,581)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2013, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2013, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2009 through December 31, 2012 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred shares. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the six months ended June 30, 2013, the Fund paid or accrued $22,500 to the Adviser in connection with the cost of computing the Fund’s NAV.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Notes to Financial Statements (Unaudited) (Continued)

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the six months ended June 30, 2013, the Fund paid or accrued $103,250 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $15,000 plus $2,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Trustee each receive an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2013, other than short term securities and U.S. Government obligations, aggregated $454,732,798 and $305,908,808, respectively.

Written options activity for the Fund for the six months ended June 30, 2013 was as follows:

	Number of Contracts	Premiums
Options outstanding at December 31, 2012	443,629	$53,189,707
Stock splits on options	1,250	—
Options written	2,126,880	106,561,355
Options repurchased	(522,728)	(53,340,543)
Options expired	(922,856)	(35,458,668)
Options exercised	(333,165)	(15,886,708)

Options outstanding at June 30, 2013	793,010	$55,065,143

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares in the open market when the shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2013 and the year ended December 31, 2012, the Fund did not repurchase any shares of beneficial interest.

The Fund redeemed a portion of shares of its Series A Preferred on April 11, 2013 and the remainder on June 12, 2013, including dividends accrued to the respective redemption dates. All of the Fund’s Series A Preferred have been retired.

Pursuant to its current $350,000,000 shelf registration enabling the Fund to offer additional common and preferred shares, on May 7, 2013, the Fund received net proceeds of $96,375,000 (after deduction of $3,150,000 of underwriting fees and estimated offering expenses of $475,000) from the offering in connection with the issuance of 4,000,000 Series B Preferred. The Series B Preferred will be callable at anytime at the liquidation value of $25 per share plus accrued dividends following the expiration of the five year call protection on May 7, 2018. The Board has authorized the repurchase of the Series B Preferred in the open market at prices less than the $25 liquidation value per share. During the six months ended June 30, 2013, the Fund repurchased and retired 18,400 of the Series B Preferred in the open market at a cost of $395,060 and an average discount of approximately 14.16% from its liquidation preference. At June 30, 2013, 3,981,600 Series B Preferred were outstanding and accrued dividends amounted to $69,125.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Notes to Financial Statements (Unaudited) (Continued)

The Series B Preferred is senior to the common shares and results in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the Series B Preferred are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Series B Preferred. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series B Preferred at the redemption price of $25 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet the requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common shares as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the Preferred Shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the Preferred Shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting shares must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding Preferred Shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

The following table summarizes the data relating to the “at the market” offering of the Fund’s common shares:

Year	Shares Issued	Net Proceeds	Sales Manager Commissions	Offering Expenses	Net Proceeds in Excess of NAV
Six months ended June 30, 2013	3,136,614	$36,639,558	$344,167	$6,517	$875,475
Year ended December 31, 2012	24,262,186	342,349,325	3,022,059	114,456	12,795,059

G.research, Inc. (formerly, Gabelli & Company, Inc.), an affiliate of the Adviser, acted as sales manager for all of the offerings and collected sales manager commissions of $344,167 for the six months ended June 30, 2013 and $3,022,059 in 2012.

As of June 30, 2013, after considering the issuance of the common shares, the Fund has approximately $223 million available for issuance under the current shelf offering.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Notes to Financial Statements (Unaudited) (Continued)

Transactions in common shares of beneficial interest were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Shares issued pursuant to shelf offerings	3,136,614	$36,639,558	24,262,186	$342,349,325
Net increase from shares issued upon reinvestment of distributions	430,800	4,927,371	700,466	9,844,212

Total	3,567,414	$41,566,929	24,962,652	$352,193,537

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

8. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Board Consideration and Approval of Advisory Agreement (Unaudited)

At its meeting on February 27, 2013, the Board of Trustees (“Board”) of the Fund approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the trustees who are not “interested persons” of the Fund (the “Independent Board Members”). The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of administrative, shareholder, and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio managers.

Investment Performance. The Independent Board Members reviewed the performance of the Fund since inception against a peer group of sector options arbitrage and options strategies closed-end funds prepared by Lipper and for 2012 only against a customized subset of those funds that utilize covered call strategies adjusted to remove the performance of the underlying indices with which those funds compare their performance. The Independent Board Members noted that the Fund’s performance was in the lowest quartile for the one, three and five year periods. The Independent Board Members also noted that in 2012 the Fund’s related indices (60% gold and 40% energy) substantially underperformed the related indices of the other funds, that the performance of the Fund’s underlying portfolio was modestly worse than the blended indices and that its option writing strategies made a larger positive contribution to Fund performance than was noted for the other funds.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with an administrative overhead charge and without such a charge.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential sharing of economies of scale.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the peer group of options arbitrage and options strategies closed-end funds and noted that the Adviser’s management fee includes substantially all administrative services for the Fund as well as investment advisory services. The Independent Board Members noted that within this group, the Fund’s expense ratios were higher than average and the Fund’s size was also above average. The Independent Board Members also noted that the management fee structure was the same as that in effect for most of the Gabelli funds, except for the presence of leverage and fees chargeable on assets attributable to leverage in certain circumstances. The Board recognized that the Adviser and its affiliates did not manage other accounts with similar strategies that had fees lower than those charged for the Fund.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services and good ancillary services, and that, while the performance record had been poor during the various comparison periods, on an absolute basis in comparison with the peer group it had been considerably more favorable in relation to the performance of the industries the Fund focuses on. The Independent Board

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

Board Consideration and Approval of Advisory Agreement (Unaudited) (Continued)

Members concluded that the profitability to the Adviser of managing the Fund was reasonable and that economies of scale were not a significant factor in their thinking at this point. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of GAMCO Global Gold, Natural Resources & Income Trust by Gabelli to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to American Stock Transfer (“AST”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

c/o American Stock Transfer

6201 15th Avenue

Brooklyn, NY 11219

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact AST at (888) 422-3262.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, AST will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that AST will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to AST for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. AST will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. AST will charge each shareholder who participates a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to American Stock Transfer, 6201 15th Avenue, Brooklyn, NY 11219 such that AST receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by AST at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at AST must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $1.00 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by AST on at least 90 days written notice to participants in the Plan.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST by Gabelli

AND YOUR PERSONAL PRIVACY

Who are we?

The GAMCO Global Gold, Natural Resources & Income Trust by Gabelli is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

—	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

—

Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

This page was intentionally left blank.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST by Gabelli

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Caesar M. P. Bryan joined GAMCO Asset Management in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Gabelli/GAMCO Funds Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career in 1979 at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

Barbara G. Marcin, CFA, joined GAMCO Investors, Inc. in 1999 and currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. Prior to joining GAMCO, Ms. Marcin was head of value investments at Citibank Global Asset Management. Ms. Marcin graduated with Distinction as an Echols Scholar from the University of Virginia and holds an MBA degree from Harvard University’s Graduate School of Business.

Vincent Hugonnard-Roche joined GAMCO Investors, Inc. in 2000. He is Director of Quantitative Strategies, head of the Gabelli Risk Management Group, and serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. He received a Master’s degree in Mathematics of Decision Making from EISITI, France and an MS in Finance from ESSEC, France.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGGNX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also from time to time purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

GAMCO GLOBAL GOLD, NATURAL RESOURCES
& INCOME TRUST BY GABELLI

One Corporate Center
Rye, NY 10580-1422

t 800-GABELLI (800-422-3554) f 914-921-5118 e info@gabelli.com
GABELLI.COM

TRUSTEES	OFFICERS

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Mario d’Urso

Former Italian Senator

Vincent D. Enright

Former Senior Vice President &

Chief Financial Officer,

KeySpan Corp.

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

Michael J. Melarkey

Partner,

Avansino, Melarkey, Knobel,

Mulligan & McKenzie

Salvatore M. Salibello, CPA

Partner,

BDO Seidman, LLP

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

Bruce N. Alpert

President &

Acting Chief Compliance Officer

Agnes Mullady

Treasurer & Secretary

Carter W. Austin

Vice President

Molly A.F. Marion

Vice President & Ombudsman

Laurissa M. Martire

Vice President & Ombudsman

David I. Schachter

Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

The Bank of New York Mellon

COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

TRANSFER AGENT AND

REGISTRAR

American Stock Transfer and

Trust Company

GGN Q2/2013

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/13 through 01/31/13	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 100,499,040 Preferred Series A – 3,955,687
Month #2 02/01/13 through 02/28/13	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 100,944,527 Preferred Series A – 3,955,687
Month #3 03/01/13 through 03/31/13	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 101,282,146 Preferred Series A – 3,955,687
Month #4 04/01/13 through 04/30/13	Common – N/A Preferred Series A – 2,000,000	Common – N/A Preferred Series A – $25.069	Common – N/A Preferred Series A – 2,000,000	Common – 102,391,869 Preferred Series A – 3,955,687 – 2,000,000 = 1,955,687
Month #5 05/01/13 through 05/31/13	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – 103,366,383 Preferred Series A – 1,955,687 Preferred Series B – 4,000,000
Month #6 06/01/13 through 06/30/13	Common – N/A Preferred Series A – 1,955,687 Preferred Series B – 18,400	Common – N/A Preferred Series A – $25.35425 Preferred Series B – $21.47	Common – N/A Preferred Series A – 1,955,687 Preferred Series B – 18,400	Common - 103,866,515 Preferred Series A – 1,955,687 - 1,955,687 = 0 Preferred Series B – 4,000,000 – 18,.400 = 3,981,600
Total	Common – N/A Preferred Series A – 3,955,687 Preferred Series B – 18,400	Common – N/A Preferred Series A – $25.212 Preferred Series B – $21.47	Common – N/A Preferred Series A – 3,955,687 Preferred Series B – 18,400	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) GAMCO Global Gold, Natural Resources & Income Trust by Gabelli

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 9/6/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Bruce N. Alpert

Bruce N. Alpert, Principal Executive Officer

Date 9/6/13

By (Signature and Title)*    /s/ Agnes Mullady

Agnes Mullady, Principal Financial Officer and Treasurer

Date 9/6/13

*	Print the name and title of each signing officer under his or her signature.